Exhibit 99.1

Rexford Industrial Realty, Inc.

NYSE: REXR

11620 Wilshire Blvd

Suite 1000

Los Angeles, CA 90025

310-966-1680

www.RexfordIndustrial.com

Disclosures:

Forward Looking Statements: This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and potential liability for uninsured losses and environmental contamination.

For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” in our prospectus dated July 18, 2013, which was filed with the Securities and Exchange Commission (“SEC”) and other risks described in documents subsequently filed by us from time to time with the SEC. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Second Quarter 2013	Page 2
Supplemental Financial Reporting Package

Investor Company Summary

Senior Management Team

Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
Patrick Schlehuber	Director of Acquisitions
Bruce Herbkersman	Director of Construction & Development
Shannon Lewis	Director of Leasing & Asset Management

Board of Directors

Richard Ziman	Chairman
Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Robert L. Antin	Director
Leslie E. Bider	Director
Steven C. Good	Director
Joel S. Marcus	Director

Company Contact Information

11620 Wilshire Blvd

Suite 1000

Los Angeles, CA 90025

310-966-1680

www.RexfordIndustrial.com

Investor Relations Information

ICR

Brad Cohen and Stephen Swett

www.icrinc.com

212-849-3882

Equity Research Coverage

Bank of America Merrill Lynch	James Feldman
J.P. Morgan	Michael W. Mueller, CFA
FBR Capital Markets & Co.	Nikhil Bhalla
Wells Fargo Securities	Brendan Maiorana, CFA

Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts’ reports on their own; we do not distribute these reports.

Second Quarter 2013	Page 3
Supplemental Financial Reporting Package

Consolidated Balance Sheet

(in thousands)

	Rexford Industrial Realty, Inc. Predecessor
	June 30, 2013	March 31, 2013	December 31, 2012
	(unaudited)	(unaudited)
Assets
Investments in real estate, net	$385,691	$318,886	$320,962
Cash and cash equivalents	24,951	47,446	43,499
Restricted cash	2,026	2,086	1,882
Notes receivable	7,876	7,903	11,911
Rents and other receivables, net	685	446	560
Deferred rent receivable	3,969	3,949	3,768
Deferred leasing costs and in-place lease intangibles, net	7,805	4,518	5,012
Deferred loan costs, net	1,504	1,154	1,396
Acquired above-market leases, net	1,614	127	179
Other assets	4,574	3,875	1,870
Acquisition related deposits	210	2,483	260
Investment in unconsolidated real estate entities	11,486	12,362	12,697
Assets associated with real estate held for sale	—	15,156	16,500

Total Assets	$452,391	$420,391	$420,496

Liabilities
Notes payable	$351,187	$306,958	$302,830
Accounts payable, accrued expenses and other liabilities	2,518	3,030	2,589
Due to members	—	—	1,221
Interest rate contracts	—	—	49
Acquired below-market leases, net	65	32	39
Tenant security deposits	4,623	4,177	3,753
Prepaid rents	603	406	334
Liabilities associated with real estate held for sale	—	10,881	13,433

Total Liabilities	358,996	325,484	324,248

Equity
Rexford Industrial Realty, Inc. (Predecessor)	$11,968	$11,968	$11,962
Accumulated deficit and distributions	(27,592)	(25,271)	(24,653)

Total Rexford Industrial Realty, Inc. Equity	(15,624)	(13,303)	(12,691)

Noncontrolling interests	109,019	108,210	108,939

Total Equity	93,395	94,907	96,248

Total Liabilities and Equity	$452,391	$420,391	$420,496

Second Quarter 2013	Page 4
Supplemental Financial Reporting Package

Consolidated Statement of Operations

Quarter and Year-to-Date Results	(in thousands, except share count and per share figures)

	Rexford Industrial Realty, Inc. Predecessor
	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Rental Revenues
Rental revenues	$9,152	$6,940	$16,932	$13,784
Tenant reimbursements	1,127	706	1,974	1,413
Management, leasing, and development services	170	106	431	170
Other income	49	33	167	50

Total rental revenues	10,498	7,785	19,504	15,417
Interest income	324	449	635	785

Total Revenues	10,822	8,234	20,139	16,202

Operating Expenses
Property expenses	$2,442	$2,184	$4,562	$4,170
General and administrative	1,396	1,180	2,535	2,157
Depreciation and amortization	3,564	2,849	6,739	6,203
Other property expenses	444	353	781	629

Total Operating Expenses	7,846	6,566	14,617	13,159

Other (Income) Expense
Acquisition expenses	$624	$167	$717	$234
Interest expense	4,467	4,346	8,324	8,504
Gain on mark-to-market of interest rate swaps	—	(612)	(49)	(1,223)

Total Other Expense	5,091	3,901	8,992	7,515

Total Expenses	12,937	10,467	23,609	20,674

Equity in income (loss) from unconsolidated real estate entities	$(712)	$(90)	$(925)	$(33)
Gain from early repayment of note receivable	—	—	1,365	—
Loss on extinguishment of debt	—	—	(37)	—

Net Income (Loss) from Continuing Operations	$(2,827)	$(2,323)	$(3,067)	$(4,505)

Discontinued Operations
(Loss) income from discontinued operations before gains on sale of real estate	$(180)	$(145)	$(86)	$(68)
Gain (loss) on extinguishment of debt	(41)	—	(250)	—
Gain on sale of real estate	2,580	—	4,989	—

Income from Discontinued Operations	$2,359	$(145)	$4,653	$(68)

Net Income (Loss)	$(468)	$(2,468)	$1,586	$(4,573)

Net income (loss) attributable to noncontrolling interests	$(1,818)	$1,009	$(3,544)	$2,942

Net Income (Loss) Attributable to Rexford Industrial Realty, Inc. Predecessor	$(2,286)	$(1,459)	$(1,958)	$(1,631)

Second Quarter 2013	Page 5
Supplemental Financial Reporting Package

Consolidated Statement of Operations

Quarterly Results	(in thousands, except share count and per share figures)

	Rexford Industrial Realty, Inc. Predecessor
	Three Months Ended
	June 30, 2013	March 31, 2013
	(unaudited)	(unaudited)
Rental Revenues
Rental revenues	$9,152	$7,779
Tenant reimbursements	1,127	847
Management, leasing, and development services	170	261
Other income	49	118

Total rental revenues	10,498	9,005
Interest income	324	311

Total Revenues	10,822	9,316

Operating Expenses
Property expenses	$2,442	$2,120
General and administrative	1,396	1,139
Depreciation and amortization	3,564	3,175
Other property expenses	444	338

Total Operating Expenses	7,846	6,772

Other (Income) Expense
Acquisition expenses	$624	$93
Interest expense	4,467	3,857
Gain on mark-to-market of interest rate swaps	—	(49)

Total Other Expense	5,091	3,901

Total Expenses	12,937	10,673

Equity in income (loss) from unconsolidated real estate entities	$(712)	$(212)
Gain from early repayment of note receivable	—	1,365
Loss on extinguishment of debt	—	(37)

Net Income (Loss) from Continuing Operations	$(2,827)	$(241)

Discontinued Operations
(Loss) income from discontinued operations before gains on sale of real estate	$(180)	$93
Gain (loss) on extinguishment of debt	(41)	(209)
Gain on sale of real estate	2,580	2,409

Income from Discontinued Operations	$2,359	$2,293

Net Income (Loss)	$(468)	$2,052

Net income (loss) attributable to noncontrolling interests	$(1,818)	$(1,726)

Net Income (Loss) Attributable to Rexford Industrial Realty, Inc. Predecessor	$(2,286)	$326

Second Quarter 2013	Page 6
Supplemental Financial Reporting Package

Non-GAAP FFO and AFFO Reconciliations*	(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc. Predecessor
	Three Months Ended
	June 30, 2013	March 31, 2013
Funds From Operations (FFO)
Net income (loss)	$(468)	$2,052
Add:
Depreciation and amortization, including amounts in discontinued operations	3,611	3,285
Depreciation and amortization from unconsolidated joint ventures and tenants in common	144	470
Impairment writedowns of depreciable real estate - unconsolidated joint ventures and tenants in common	837	—
Loss from early extinguishment of debt	41	246
Deduct:
Gains on sale of real estate	2,580	2,409

FFO	$1,585	$3,644

Adjusted Funds From Operations (AFFO)
Add:
Amortization of deferred financing costs	406	251
Fair value lease revenue	155	55
Acquisition costs	624	93
Non-cash stock compensation	20	66
Deduct:
Straight line rent adjustment	44	196
Gain on mark-to-market interest rate swaps	—	49
Capitalized payments**	79	84
Note Receivable discount amortization	32	62
Note Payable premium amortization	12	12
Recurring capital expenditures	385	72
2nd generation tenant improvements and leasing commissions	368	171
Unconsolidated joint venture AFFO adjustments	(18)	(8)

AFFO	$1,888	$3,471

Cash Available for Distribution (CAD)
Deduct:
1st generation tenant improvements and leasing commissions	599	61
Non-recurring capital expenditures	547	433

CAD	$742	$2,977

*	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 21 of this report.
**	Includes capitalized leasing and development payroll.

Second Quarter 2013	Page 7
Supplemental Financial Reporting Package

Statement of Operations Reconciliations*	(in thousands)

(unaudited results)

	Predecessor
	Rexford Industrial Realty, Inc. Three Months Ended
	June 30, 2013	March 31, 2013
Net Operating Income (NOI)
Rental revenues	$9,152	$7,779
Tenant reimbursements	1,127	847
Other income	49	118

Total Operating Revenues	10,328	8,744
Property expenses	2,442	2,120
Other property expenses	444	338

Total Operating Expenses	2,886	2,458

NOI	$7,442	$6,286

Fair value lease revenue	155	55
Straight line rent adjustment	(44)	(196)

Cash NOI	$7,553	$6,145

Net Income (Loss)	$(468)	$2,052
Add:
General and administrative	1,396	1,139
Depreciation and amortization	3,564	3,175
Acquisition expenses	624	93
Interest expense	4,467	3,857
Gain on mark-to-market of interest rate swaps	—	(49)
Subtract:
Management, leasing, and development services	170	261
Interest income	324	311
Equity in income (loss) from unconsolidated real estate entities	(712)	(212)
Gain from early repayment of note receivable	—	1,365
Loss on extinguishment of debt	—	(37)
Income from Discontinued Operations	2,359	2,293

NOI	$7,442	$6,286

Fair value lease revenue	155	55
Straight line rent adjustment	(44)	(196)

Cash NOI	$7,553	$6,145

EBITDA
Net income (loss)	$(468)	$2,052
Interest expense	4,467	3,857
Gain on mark-to-market of interest rate swaps	—	(49)
Depreciation and amortization	3,564	3,175

EBITDA	$7,563	$9,035

*	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 21 of this report.

Second Quarter 2013	Page 8
Supplemental Financial Reporting Package

Same Property Portfolio Performance*	(in thousands)

Statement of Operations and NOI Reconciliation	(unaudited results)

Same Property Portfolio Statement of Operations:

	Three Months Ending			Six Months Ending
	June 30			June 30
	2013	2012	Change	2013	2012	Change
Rental Revenues
Rental revenues	$7,564	$6,873	10%	$14,587	$13,565	8%
Tenant reimbursements	884	684	29%	1,670	1,391	20%
Other operating revenues	42	36	17%	160	48	233%

Total rental revenues	8,490	7,593	12%	16,417	15,004	9%
Interest income	324	250	30%	572	500	14%

Total Revenues	8,814	7,843	12%	16,989	15,504	10%

Operating Expenses
Property expenses	$2,141	$2,207	(3%)	$3,977	$4,085	(3%)
Depreciation and amortization	2,876	2,981	(4%)	5,933	6,447	(8%)
Other property expenses	303	280	8%	588	485	21%

Total Operating Expenses	5,320	5,468	(3%)	10,498	11,017	(5%)

Other (Income) Expense
Interest expense	4,195	4,960	(15%)	7,982	8,895	(10%)

Total Other Expense	4,195	4,960	(15%)	7,982	8,895	(10%)

Total Expenses	9,515	10,428	(9%)	18,480	19,912	(7%)

Net Income (Loss)	$(701)	$(2,585)	(73%)	$(1,491)	$(4,408)	(66%)

Same Property Portfolio NOI Reconciliation:

	Three Months Ending			Six Months Ending
	June 30			June 30
	2013	2012	Change	2013	2012	Change
NOI
Net Income (Loss)	$(701)	$(2,585)		$(1,491)	$(4,408)
Add:
Interest expense	4,195	4,960		7,982	8,895
Depreciation and amortization	2,876	2,981		5,933	6,447
Deduct:
Interest income	324	250		572	500

NOI	$6,046	$5,106	18%	$11,852	$10,434	14%

Straight-line rents	62	(55)		6	(185)
Amort. above/below market leases	25	28		60	68

Cash NOI	$6,133	$5,079	21%	$11,918	$10,317	16%

*	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 21 of this report.

Second Quarter 2013	Page 9
Supplemental Financial Reporting Package

Same Property Portfolio Performance*	(in thousands)

NOI Reconciliation, Portfolio Detail, and Occupancy	(unaudited results)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ending			Six Months Ending
	June 30			June 30
	2013	2012	Change	2013	2012	Change
Rental revenues	$7,564	$6,873	10%	$14,587	$13,565	8%
Tenant reimbursements	884	684	29%	1,670	1,391	20%
Other operating revenues	42	36	17%	160	48	233%

Total rental revenue	8,490	7,593	12%	16,417	15,004	9%

Interest income	324	250	30%	572	500	14%

Total revenue	8,814	7,843	12%	16,989	15,504	10%

Property expenses	2,141	2,207	(3%)	3,977	4,085	(3%)
Other property expenses	303	280	8%	588	485	21%

Total property expense	2,444	2,487	(2%)	4,565	4,570	(0%)

NOI	$6,046	$5,106	18%	$11,852	$10,434	14%

Straight-line rents	62	(55)	(213%)	6	(185)	(103%)
Amort. above/below market leases	25	28	(12%)	60	68	(11%)

Cash NOI	$6,133	$5,079	21%	$11,918	$10,317	16%

Same Property Portfolio Detail:

	Three Months Ending June 30, 2013	Six Months Ending June 30, 2013
Same Property Portfolio:
Number of Properties	48	47
Square Feet (pro-rata)	4,236,316	4,128,455

Same Property Portfolio Occupancy:

	June 30, 2013	June 30, 2012	Change (ppt)
Occupancy:
Los Angeles County	90.7%	83.2%	7.5%
Orange County	88.1%	91.8%	(3.7%)
San Bernardino County	81.7%	76.2%	5.5%
Ventura County	100.0%	82.1%	17.9%
San Diego County	83.2%	55.8%	27.4%

Total/Weighted Average	88.5%	77.9%	10.6%

*	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 21 of this report.

Second Quarter 2013	Page 10
Supplemental Financial Reporting Package

Joint Venture Financial Summary	(in thousands)

Balance Sheet	(unaudited results)

Balance Sheet:

(Financials reflect 100% of property performance)	Three Months Ended June 30, 2013
	3233 Mission Oaks Blvd.	10439-10477 Roselle St.
	Mission Oaks	La Jolla Sorrento*
Rexford Industrial Realty, Inc. Ownership %:	15%	70%

Assets:
Investments in real estate, net	$51,240	$8,742
Cash and cash equivalents	1,758	367
Rents and other receivables, net	146	33
Deferred rent receivable	12	87
Deferred leasing costs and acquisition related intangible assets, net	6,165	54
Deferred loan costs, net	212	25
Acquired above-market leases, net	1,001	—
Other assets	101	48

Total Assets	$60,634	$9,356

Liabilities:
Notes payable	$41,500	$—
Accounts payable, accrued expenses and other liabilities	244	47
Tenant security deposits	267	123
Prepaid rents	—	19

Total Liabilities	$42,011	$190

Equity:
Equity	18,762	11,565
Accumulated deficit and distributions	(139)	(2,399)

Total Equity	18,623	9,166

Total Liabilities and Equity	$60,634	$9,356

*	At 6/30/13, La Jolla Sorrento (10439-10477 Roselle St.) was structured as an unconsolidated tenant-in-common interest. Rexford Industrial Realty, Inc.’s ownership increased to 100% at its initial public offering (the “IPO”).

Second Quarter 2013	Page 11
Supplemental Financial Reporting Package

Joint Venture Financial Summary*	(in thousands)

Statement of Operations	(unaudited results)

Statement of Operations:

(Financials reflect 100% of property performance)	Three Months Ended June 30, 2013
	3233 Mission Oaks Blvd.	10439-10477 Roselle St.
	Mission Oaks	La Jolla Sorrento**
Rexford Industrial Realty, Inc. Ownership %:	15%	70%

Income Statement
Rental revenues	$1,272	$267
Tenant reimbursements	261	3
Other operating revenues	294	2

Total revenue	1,827	272

Total operating expense	696	122

NOI	1,131	149

General and administrative	39	4
Depreciation and amortization	650	66
Impairment of Long-Lived Assets	—	1,195
Interest expense	281	93

Total expense	1,667	1,480

Net Income (Loss)	$160	$(1,209)

EBITDA
Net income (loss)	$160	$(1,209)
Interest expense	281	93
Depreciation and amortization	650	66
Impairment of Long-Lived Assets	—	1,195

EBITDA	$1,092	$146

*	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 21 of this report.
**	At 6/30/13, La Jolla Sorrento (10439-10477 Roselle St.) was structured as an unconsolidated tenant-in-common interest. Rexford Industrial Realty, Inc.’s ownership increased to 100% at its IPO.

Reconciliation - Equity Income in Joint Venture:

Net income (loss)	$160	$(1,209)
Preferred income allocation	—	86

Adjusted net income (loss)	160	(1,123)

Rexford Industrial Realty, Inc. Ownership %:	15%	70%
Company share	24	(786)
Intercompany eliminations	35	15

Equity in net income (loss) from unconsolidated real estate entities	$60	$(771)

Second Quarter 2013	Page 12
Supplemental Financial Reporting Package

Debt Summary	(in thousands)

(unaudited results)

Debt Detail: (Pro-forma)

As of July 31, 2013

Debt Description	Initial Maturity Date	Maturity Date w/ Extensions	Stated Interest Rate	Effective Interest Rate	Balance
Secured Debt:
Glendale Commerce Center*	5/1/2016	5/1/2018	LIBOR + 2.00%	2.19%	$42,750
10700 Jersey Blvd.	1/1/2015	N/A	5.45%	5.45%	$5,189
Term Loan	8/1/2019	8/1/2020	LIBOR + 1.90%	2.09%	$60,000

Unsecured Credit Facility:
$200M facility	7/24/2016	7/24/2018	LIBOR + 1.35%	1.54%	$12,750

Total Consolidated:				2.21%	$120,689

Pro-rata Joint Venture Interest:
Mission Oaks**	6/28/2015	6/28/2017	LIBOR + 2.50%	2.75%	$6,225

*	Located at 3350 Tyburn St., 3332 - 3424 N. San Fernando Rd.
**	3001, 3175 & 3233 Mission Oaks Blvd. structured as 3 separate cross-collateralized loans with similar terms.

Consolidated Debt Composition:

Category	Avg. Term Remaining (yrs)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed	1.4	5.45%	5.45%	$5,189	4%
Variable	4.5	LIBOR + 1.88%	2.06%	$115,500	96%

Secured	4.5		2.29%	$107,939	89%
Unsecured credit facility	3.0		1.54%	$12,750	11%

Debt Maturity Schedule:

Year	Secured	Unsecured Credit Facility	Total	% Total	Interest Rate
2013	$—	$—	$—	0%	—
2014	—	—	—	0%	—
2015	5,189	—	5,189	4%	5.45%
2016	42,750	12,750	55,500	46%	2.04%
2017	—	—	—	0%	—
2018	—	—	—	0%	—
2019	60,000	—	60,000	50%	2.09%
Thereafter	—	—	—	0%	—

Total	$107,939	$12,750	$120,689	100%	2.21%

Second Quarter 2013	Page 13
Supplemental Financial Reporting Package

Portfolio Overview	(in thousands, except PSF figures)

at 6/30/2013	(unaudited results)

Consolidated Portfolio:

					Ann. Base Rent
Market	# Properties	% Owned*	Pro-rata Sq. Ft.	Occ. %	Total	per SF

Greater San Fernando Valley**	12	99.9%	1,235,592	93.1%	$11,236	$9.77
San Gabriel Valley	6	100.0%	612,482	96.8%	5,643	$9.52
Central LA	1	100.0%	190,663	100.0%	1,258	$6.60
Mid-Counties	4	100.0%	522,430	86.8%	3,215	$7.09
South Bay	6	100.0%	335,258	73.8%	1,855	$7.49

Los Angeles County	29	99.9%	2,896,425	90.9%	23,207	$8.81

North Orange County	2	80.0%	178,908	90.9%	$1,417	$8.71
Airport	4	100.0%	289,040	86.4%	1,952	$7.81

Orange County	6	91.3%	467,948	88.1%	3,369	$8.17

Inland Empire West	5	100.0%	495,561	81.2%	$3,767	$9.37
Inland Empire East	2	100.0%	85,282	89.1%	433	$5.70

San Bernardino County	7	100.0%	580,843	82.3%	4,200	$8.78

Camarillo / Oxnard	3	100.0%	410,533	97.3%	$2,992	$7.49

Ventura County	3	100.0%	410,533	97.3%	2,992	$7.49

North County	7	100.0%	709,251	83.9%	$4,976	$8.36
Central	1	100.0%	40,022	100.0%	439	$10.97
South County	1	100.0%	78,615	68.1%	467	$8.73

San Diego County	9	100.0%	827,888	83.2%	5,882	$8.54

Other	1	100.0%	37,992	67.2%	$321	$12.58

Cons. Total / Wtd. Avg.	55	99.1%	5,221,629	88.8%	$39,971	$8.62

*	Includes 901 W. Alameda Ave. (Burbank) and 2300-2386 East Walnut Ave. (Walnut), which were 96.8% and 72.2% owned, respectively as of 6/30/13. These properties are 100% owned following the IPO.
**	Does not include two properties, 18310 - 18330 Oxnard St. (Tarzana) and 8101 - 8117 Orion Ave. (Orion), acquired after 6/30/13. The two properties total 123,676 SF with $1,155,984 in annualized base rent.

Unconsolidated Joint Ventures:

Camarillo / Oxnard	3	15.0%	178,261	73.0%	$787	$6.05
San Diego Central	1	70.0%	68,577	85.3%	$716	$12.24

Uncons. Total / Wtd. Avg.	4	20.8%	246,838	76.4%	$1,503	$7.97

Total Portfolio:

Grand Total / Wtd. Avg.	59	83.4%	5,468,467	88.3%	$41,474	$8.59

Second Quarter 2013	Page 14
Supplemental Financial Reporting Package

Leasing Statistics	(in thousands, except PSF figures)

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Second Quarter 2013:
New	46	256,594	3.2	(1.8%)	10.0%
Renewal*	47	232,606	4.0	(3.2%)	7.4%

Total/Weighted Average	93	489,200	3.6	(2.8%)	8.2%

*	Over 80% of lease renewals during the quarter achieved flat or positive cash rent growth.

Uncommenced Leases by County:

Market	Leased SF	Uncomm. Lease Ann. Base Rent	Total Pro Forma Ann. Base Rent	Pro Forma Occupancy %	Pro Forma Ann. Base Rent per SF
Los Angeles County	66,555	$519	$23,318	91.6%	$8.79
Orange County	21,984	202	3,484	91.2%	$8.17
San Bernardino County	33,601	264	4,445	87.7%	$8.73
Ventura County	—	—	2,992	97.3%	$7.49
San Diego County	28,150	197	5,846	84.6%	$8.34
Other	678	9	331	69.0%	$12.62

Total/Weighted Average	150,968	$1,191	$40,417	90.3%	$8.57

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Ann. Base Rent	% of Ann. Base Rent	Ann. Base Rent per SF
Available	—	583,166	—	—	—
MTM Tenants	38	71,566	$661	1.7%	$9.23
2013	122	680,831	6,301	15.8%	$9.25
2014	218	1,469,694	12,291	30.7%	$8.36
2015	122	901,799	7,107	17.8%	$7.88
2016	61	593,211	5,165	12.9%	$8.71
2017	17	341,415	2,880	7.2%	$8.44
2018	15	216,934	2,149	5.4%	$9.91
2019	3	55,787	583	1.5%	$10.44
2020	3	77,888	1,596	4.0%	$20.50
2021	1	1,680	29	0.1%	$17.29
2022	1	107,861	440	1.1%	$4.08
Thereafter	2	119,797	769	1.9%	$6.42

Total Portfolio	603	5,221,629	$39,971	100.0%	$8.62

Second Quarter 2013	Page 15
Supplemental Financial Reporting Package

Top Tenants and Lease Segmentation	(in thousands)

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
State of California	Inland Empire West	58,781	2.6%	$17.88	3/31/2020
Biosense	LA - San Gabriel Valley	76,000	2.4%	$12.73	10/31/2014
ITT Industries, Inc.	LA - San Gabriel Valley	67,838	2.3%	$13.83	9/30/2013
Dr. Bonner’s Magic Soaps	San Diego - North	118,597	1.9%	$6.24	11/30/2024
Towne Inc.	OC - Airport	122,060	1.7%	$5.56	7/31/2014
Team Acquisition Corp	LA - San Fern. Valley	19,782	1.5%	$30.28	12/31/2016
L&L Printers Carlsbad	San Diego - North	61,620	1.4%	$9.12	2/28/2017
Royal Printex	LA - Central	78,928	1.4%	$6.85	1/31/2017
Sonic Electronix	LA - San Fern. Valley	71,268	1.3%	$7.50	8/31/2014
PureTek	LA - San Fern. Valley	76,993	1.3%	$6.84	11/30/2015

Top 10 Total / Wtd. Avg.		751,867	17.9%	$9.49

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	409	844,917	$7,956	19.9%	$9.42
5,000 - 9,999	76	516,499	4,659	11.7%	$9.02
10,000 - 24,999	80	1,240,073	11,384	28.5%	$9.18
25,000 - 49,999	22	762,675	6,167	15.4%	$8.09
>50,000	16	1,274,299	9,806	24.5%	$7.70

Total / Wtd. Avg.	603	4,638,463	$39,971	100.0%	$8.62

Second Quarter 2013	Page 16
Supplemental Financial Reporting Package

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Occupancy by County:

	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30 2012	Jun. 30, 2012
Occupancy:
Los Angeles County	90.9%	90.9%	90.2%	86.1%	83.9%
Orange County	88.1%	93.4%	83.5%	90.2%	92.2%
San Bernardino County	82.3%	83.0%	84.5%	83.8%	76.2%
Ventura County	97.3%	99.6%	95.0%	95.4%	83.0%
San Diego County	83.2%	61.1%	62.0%	60.4%	55.8%
Other	67.2%	75.6%	85.3%	85.5%	91.6%

Total/Weighted Average	88.8%	85.6%	84.6%	82.6%	79.1%

Portfolio pro-rata SF	5,221,629	4,573,701	4,845,117	4,638,321	4,638,321

Leasing Activity:

	Three Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30 2012	Jun. 30, 2012
Leasing Activity (SF):*
New leases	256,594	281,107	200,342	314,167	179,558
Renewal	232,606	331,315	223,883	221,099	441,337

Gross leasing	489,200	612,422	424,225	535,266	620,895

Expiring leases	327,747	417,639	282,837	357,825	592,594

Net absorption	161,453	194,783	141,388	177,441	28,301
Retention rate	71%	79%	79%	62%	74%

*	Excludes month-to-month tenants.

Second Quarter 2013	Page 17
Supplemental Financial Reporting Package

Capital Expenditure Summary

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Most Recent Quarter:

	Amount	SF	PSF
Tenant Improvements:
New Leases - 1st Gen.	$140,000	41,081	$3.41
New Leases - 2nd Gen.	$39,000	22,116	$1.76
Renewals	$27,000	21,186	$1.27

Leasing Commissions:
New Leases - 1st Gen.	$459,000	186,509	$2.46
New Leases - 2nd Gen.	$101,000	111,812	$0.90
Renewals	$200,000	190,866	$1.05

Total Recurring Capex:
Recurring Capex	$323,000	5,221,629	$0.06
Recurring Capex % NOI	4.3%	—	—

Nonrecurring Capex	$200,000	5,221,629	$0.04

Year-to-Date:

	Amount	SF	PSF
Tenant Improvements:
New Leases - 1st Gen.	$152,000	77,267	$1.97
New Leases - 2nd Gen.	$93,000	78,623	$1.18
Renewals	$41,000	46,576	$0.88

Leasing Commissions:
New Leases - 1st Gen.	$498,000	218,420	$2.28
New Leases - 2nd Gen.	$154,000	159,164	$0.97
Renewals	$250,000	257,066	$0.97

Total Recurring Capex:
Recurring Capex	$395,000	4,994,586	$0.08
Recurring Capex % NOI	2.9%	—	—

Nonrecurring Capex	$545,000	4,994,586	$0.11

Second Quarter 2013	Page 18
Supplemental Financial Reporting Package

Properties Under Repositioning

(unaudited results, all figures pro-rata except SF)

Acquisition and Investment Detail:

Property	Ownership %	Total SF presented on a wholly owned basis	Acquisition Date	Occupancy % at June 30, 2013	Purchase Price ($ in MM)	Inv.-to- date ($ in MM)	Projected Total Inv. ($ in MM)
Work In Progress:
3233 Mission Oaks Blvd.	15.0%	452,111	Jun-12	32%	$2.3	$2.6	$3.5
Glendale*	100.0%	38,665	Apr-08	0%	$6.0	$7.5	N/A
1661 240th St.	100.0%	100,851	May-13	39%	$5.0	$5.0	$7.6

Grand Total / Wtd. Avg.		591,627		31%	$13.3	$15.1	$11.1

*	Located at 700 Allen Ave., 1840 Dana St., & 1830 Flower St.

Second Quarter 2013	Page 19
Supplemental Financial Reporting Package

Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

Acquisitions:

Date	Property	Address	Submarket	SF	Price ($ in MM)	Occ. % at Acquisition	Occ. % at June 30, 2013
May-11	Vinedo	122-125 North Vinedo Ave.	LA - San Fern. Valley	48,381	$5.2	100%	100%
Aug-11	MacArthur	3441 W MacArthur Blvd.	OC - Airport	122,060	$8.5	100%	100%
Aug-11	Odessa	6701 & 6711 Odessa Ave.	LA - San Fern. Valley	29,544	$2.8	0%	100%
Nov-11	Golden Valley	13914-13932 Valley Blvd.	LA - San Gabriel	58,084	$3.6	70%	82%
Nov-11	Jersey	10700 Jersey Blvd.	Inland Empire West	107,568	$7.6	80%	89%
Dec-11	Shoemaker	14944, 14946 & 14948 Shoemaker Ave.	LA - Mid-counties	85,950	$5.7	68%	88%
Dec-11	Arrow	15705, 15709 Arrow Highway & 5220 Forth St.	LA - San Gabriel	69,592	$5.5	91%	95%
Dec-11	Normandie	20920-20950 Normandie Ave.	LA - South Bay	49,466	$4.4	73%	87%
Dec-11	Paramount	6423-6431 & 6407-6119 Alondra Blvd.	LA - South Bay	30,224	$2.6	100%	74%
Mar-12	Campus	1400 S. Campus Ave.	Inland Empire West	107,861	$4.8	100%	100%
May-12	Zenith	500-560 Zenith Dr.	Illinois	37,992	$1.6	72%	67%
Jun-12	Mission Oaks	3001, 3175 & 3233 Mission Oaks Blvd.	Ventura County	1,188,407	$59.1	73%	73%
Dec-12	Calvert	15041 Calvert St.	LA - San Fern. Valley	81,282	$5.6	100%	100%
Dec-12	Del Norte	701 Del Norte Blvd.	Ventura County	125,514	$9.5	95%	91%
Apr-13	Broadway	18118-18120 S. Broadway	LA - South Bay	78,183	$5.4	100%	100%
Apr-13	Glendale Commerce Center	3350 Tyburn St., 3332 - 3424 N. San Fernando Rd.	LA - San Fern. Valley	473,345	$56.2	100%	100%
Apr-13	Benson	8900-8980 Benson Ave., 5637 Arrow Highway	Inland Empire West	88,146	$7.2	84%	86%
May-13	240th Street	1661 240th St.	LA - South Bay	100,851	$5.0	39%	39%
Jul-13	Orion	8101-8117 Orion Ave.	LA - San Fern. Valley	48,388	$5.6	90%	NA
Aug-13	Tarzana	18310-18330 Oxnard St.	LA - San Fern. Valley	75,288	$8.4	81%	NA

Dispositions:

Date	Property	Address	Submarket	SF	Sale Price ($ in MM)	Reason for Selling
Jan-13	Bonnie Beach	4578 Worth Street	LA - Central	79,370	$4.1	User sale
May-13	Glenoaks	9027 Glenoaks Blvd.	LA - San Fern. Valley	14,700	$1.7	User sale
Apr-13	Williams	1950 East Williams Drive	Ventura County	161,682	$8.5	Marketed sale
May-13	Interstate	2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane	Arizona	83,385	$5.0	Non-strategic location
Jun-13	Knollwood	1255 Knollwood Circle	OC - North	25,162	$2.8	User sale

Second Quarter 2013	Page 20
Supplemental Financial Reporting Package

Definitions / Discussion of Non-GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non-recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our performance.

Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.

Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.

Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.

Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use. These costs are subtracted in our calculation of Cash Available for Distribution.

Cash Available for Distribution (CAD): We calculate cash available for distribution, or CAD, by adding to or subtracting from AFFO (i) first generation tenant improvements and leasing commissions costs and (ii) non-recurring capital expenditures. Management uses CAD, together with FFO and AFFO, as a supplemental performance measure. Other Equity REITs may not calculate CAD using the method we do. As a result, our CAD may not be comparable to such other Equity REITs’ CAD. CAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA.

Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.

Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.

Second Quarter 2013	Page 21
Supplemental Financial Reporting Package

Definitions / Discussion of Non-GAAP Financial Measures

Properties Under Repositioning: Typically defined as properties were space is held vacant in order to implement capital improvements that improve the market rentability of that space. Considered completed once investment is fully or nearly fully deployed.

NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.

Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.

Same Property Portfolio: Determined independently for each period presented. Comparable properties must have been owned for the entire current and prior periods presented. The company’s computation of same property performance may not be comparable to other real estate companies.

Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.

Second Quarter 2013	Page 22
Supplemental Financial Reporting Package